Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 17. Income Taxes

Details of the Company's income tax provision, including amounts associated with the Company's discontinued operations of $5 million, $17 million, and $8 million for the three-month Successor period ended December 31, 2010, nine-month Predecessor period ended October 1, 2010 and the year ended December 31, 2009, respectively, are provided in the table below:

	Successor		Predecessor
	Year Ended December 31	Three Months Ended December 31	Nine Months Ended October 1	Year Ended December 31
	2011	2010	2010	2009
	(Dollars in Millions)
U.S	$(141)	$21	$425	$(1,250)
Non-U.S	254	62	597	1,434
Total income before income taxes	$113	$83	$1,022	$184

Current tax provision
U.S. federal	$1	$1	$5	$4
Non-U.S	126	28	80	90
U.S. state and local	1	(1)	3	1
Total current	128	28	88	95
Deferred tax provision (benefit)
U.S. federal	1	(1)	2	5
Non-U.S	(2)	(8)	42	(16)
U.S. state and local	—	—	(1)	(4)
Total deferred	(1)	(9)	43	(15)
Total provision for income taxes	$127	$19	$131	$80

A summary of the differences between the provision for income taxes (including amounts associated with the Company's discontinued operations) calculated at the U.S. statutory tax rate of 35% and the consolidated provision for income taxes is shown below:

	Successor		Predecessor
	Year Ended December 31	Three Months Ended December 31	Nine Months Ended October 1	Year Ended December 31
	2011	2010	2010	2009
	(Dollars in Millions)
Income before income taxes, excluding equity in net income of non-consolidated affiliates, multiplied by the U.S. statutory rate of 35%	$40	$29	$358	$64
Effect of:
Impact of foreign operations, including withholding taxes	52	(4)	(4)	(3)
State and local income taxes	4	(1)	1	(22)
Tax reserve adjustments	22	1	(1)	(52)
Impact of U.K. Administration	—	—	—	(444)
Change in valuation allowance	202	(6)	(753)	521
Fresh-start accounting adjustments and reorganization items, net	(215)	—	553	22
Impact of tax law change	18	—	—	10
Liquidation of consolidated foreign affiliate	—	—	—	(17)
Other	4	—	(23)	1
Provision for income taxes	$127	$19	$131	$80

The Company’s provision for income tax for continuing operations was $127 million for year ended December 31, 2011 and reflects income tax expense related to those countries where the Company is profitable, accrued withholding taxes, ongoing assessments related to the recognition and measurement of uncertain tax benefits, the inability to record a tax benefit for pre-tax losses in the U.S. and certain other jurisdictions, and other non-recurring tax items. Included in the impact of foreign operations items are non-U.S. withholding taxes of $34 million, U.S. and non-U.S. income taxes related to the planned repatriation of earnings from its unconsolidated and certain consolidated foreign affiliates of $55 million, offset by favorable foreign rate differentials of $37 million. The U.S. income tax consequences in connection with the Company's earnings from these affiliates of approximately $56 million were offset with the U.S. valuation allowance. The fresh-start accounting adjustments and reorganization items include true-up adjustments to the net deferred tax assets related to the derecognition of U.S. tax loss and credit carryforwards as a result of the annual limitation imposed under IRC Sections 382 and 383, the legal entity restructuring approved as part of the Plan of Reorganization which utilized U.S. tax loss and credit carryforwards pre-emergence and other matters, all of which impact both the underlying deferred taxes and the related valuation allowances. The impact of tax law changes reflects an increase in the tax rate in Korea which increased the Company's net deferred tax liabilities by $6 million, as well as tax law changes in Michigan resulting in the elimination of $12 million in net operating loss carryforwards which were fully offset by the related valuation allowance.

The Company’s provision for income tax for continuing operations was $24 million for the three-month Successor period ended December 31, 2010 and was $148 million for the nine-month Predecessor period ended October 1, 2010. Income tax provisions for both the Successor and the Predecessor periods during 2010 reflect income tax expense related to those countries where the Company is profitable, accrued withholding taxes, ongoing assessments related to the recognition and measurement of uncertain tax benefits, the inability to record a tax benefit for pre-tax losses in the U.S. and certain other jurisdictions, and other non-recurring tax items. The 2010 Predecessor period includes $47 million of deferred tax expense associated with the adoption of fresh-start accounting, (see Note 4, “Fresh-Start Accounting”). Included in the fresh-start accounting adjustments and reorganization items are net deferred tax adjustments primarily related to the derecognition of U.S. tax loss and credit carryforwards as a result of the annual limitation imposed under IRC Sections 382 and 383, a legal entity restructuring approved as part of the Plan of Reorganization which utilized U.S. tax loss and credit carryforwards pre-emergence and other matters, all of which impact both the underlying deferred taxes and the related valuation allowances.

The Company’s 2009 income tax provision for continuing operations includes income tax of $72 million related to certain countries where the Company is profitable, accrued withholding taxes and the inability to record a tax benefit for pre-tax losses in the U.S. and certain foreign countries to the extent not offset by other categories of income. The 2009 income tax provision also includes a $56 million benefit associated with a decrease in unrecognized tax benefits, including interest and penalties, as a result of closing audits in Portugal related to the 2006 and 2007 tax years which resulted in a cash settlement of approximately $3 million, completing transfer pricing studies in Asia and reflecting the expiration of various legal statutes of limitations. Included in the deconsolidation gain related to the UK Administration is $18 million of tax expense representing the elimination of disproportionate tax effects in other comprehensive income as all items of other comprehensive income related to Visteon UK Limited have been derecognized. Additionally, as a result of the UK Administration, approximately $1.3 billion of income attributed to the UK jurisdiction is not subject to tax in the UK and further, the Company’s UK tax attributes carrying a full valuation allowance have been effectively transferred to the UK Administrators. In the U.S. jurisdiction, the tax benefits from the approximately $1.2 billion of losses attributable to the UK Administration, and the liquidation of the Company’s affiliate in Italy, were offset with U.S. valuation allowances.

Deferred income taxes and related valuation allowances

Deferred income taxes are provided for temporary differences between amounts of assets and liabilities for financial reporting purposes and the basis of such assets and liabilities as measured by tax laws and regulations, as well as net operating loss, tax credit and other carryforwards. The Company has recorded a deferred tax liability, net of valuation allowances, for U.S. and non-U.S. income taxes and non-U.S. withholding taxes of approximately $74 million as of December 31, 2011 on the undistributed earnings of certain consolidated and unconsolidated foreign affiliates as such earnings are intended to be repatriated in the foreseeable future. The Company has not provided for deferred income taxes or foreign withholding taxes on the remainder of undistributed earnings from certain consolidated foreign affiliates because such earnings are considered to be permanently reinvested. It is not practicable to determine the amount of deferred tax liability on such earnings as the actual tax liability, if any, is dependent on circumstances existing when remittance occurs.

Deferred tax assets are required to be reduced by a valuation allowance if, based on all available evidence, both positive and negative, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. Significant management judgment is required in determining the Company’s valuation allowance. In making this assessment, management considers evidence including, historical and projected financial performance, as well as the nature, frequency and severity of recent losses along with any other pertinent information.

In determining the need for a valuation allowance, the Company also evaluates existing valuation allowances. Based upon this assessment, it is reasonably possible that the existing valuation allowance on approximately $18 million of deferred tax assets could be eliminated during 2012. Any decrease in the valuation allowance would result in a reduction in income tax expense in the quarter in which it is recorded. During the third quarter of 2011, the Company recorded a tax benefit of $8 million related to the reversal of a full valuation allowance with respect to the deferred tax assets of a foreign subsidiary. During the fourth quarter of 2011, the Company recorded a $66 million impairment charge attributable to the Company's Lighting assets. Approximately $16 million of the impairment charge related to jurisdictions where deferred tax assets are fully offset by a valuation allowance. The remaining $50 million related to other foreign jurisdictions where the Company concluded, based on the available evidence, it was more likely than not that the deferred tax assets associated with these jurisdictions would not be realized. During the fourth quarter of 2009, the Company concluded, based on the weight of available evidence that the deferred tax assets associated with its operations in Spain required a full valuation allowance which resulted in a charge to income tax expense of $12 million.

The need to maintain valuation allowances against deferred tax assets in the U.S. and other affected countries will cause variability in the Company’s effective tax rate. The Company will maintain full valuation allowances against deferred tax assets in the U.S. and applicable foreign countries, including Germany and France, until sufficient positive evidence exists to reduce or eliminate the valuation allowances. At December 31, 2011, the Company had net deferred tax assets, net of valuation allowances, of approximately $31 million in certain foreign jurisdictions, the realization of which is dependent on generating sufficient taxable income in future periods. While the Company believes it is more likely than not that these deferred tax assets will be realized, failure to achieve taxable income targets which considers, among other sources, future reversals of existing taxable temporary differences, would likely result in an increase in the valuation allowance in the applicable period.

The components of deferred income tax assets and liabilities are as follows:

	December 31
	2011	2010
	(Dollars in Millions)
Deferred tax assets
Employee benefit plans	$134	$139
Capitalized expenditures for tax reporting	111	135
Net operating losses and carryforwards	1,174	1,097
All other	253	279
Subtotal	1,672	1,650
Valuation allowance	(1,657)	(1,463)
Total deferred tax assets	$15	$187

Deferred tax liabilities
Depreciation and amortization	$1	$74
All other	153	257
Total deferred tax liabilities	154	331
Net deferred tax liabilities	$139	$144

At December 31, 2011, the Company had available non-U.S. net operating loss carryforwards and tax credit carryforwards of $1.3 billion and $9 million, respectively, which have carryforward periods ranging from 5 years to indefinite. The Company had available U.S. federal net operating loss carryforwards of $1.2 billion at December 31, 2011, which will expire at various dates between 2028 and 2031. U.S. foreign tax credit carryforwards are $320 million at December 31, 2011. These credits will begin to expire in 2015. The Company had available tax-effected U.S. state operating loss carryforwards of $19 million at December 31, 2011, which will expire at various dates between 2016 and 2031.

As a result of the annual limitation imposed under IRC Sections 382 and 383 on the utilization of net operating losses, credit carryforwards and certain built-in losses (collectively referred to as “tax attributes”) following an ownership change, it was determined that approximately $825 million of U.S. tax attributes will expire unutilized. The U.S. tax attributes are presented net of these limitations and uncertain tax positions. In addition, subsequent changes in ownership for purposes of IRC Sections 382 and 383 could further diminish the Company’s use of remaining U.S. tax attributes. As of the end of 2011, valuation allowances totaling $1.7 billion have been recorded against the Company’s deferred tax assets where recovery of the deferred tax assets is unlikely. Of this amount, $1.2 billion relates to the Company’s deferred tax assets in the U.S. and $486 million relates to deferred tax assets in certain foreign jurisdictions, including Germany, a pass-through entity for U.S. tax purposes.

Unrecognized Tax Benefits

As of December 31, 2011 and 2010, the Company’s gross unrecognized tax benefits were $123 million and $131 million, respectively, of which the amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate were approximately $69 million and $74 million, respectively. The gross unrecognized tax benefit differs from that which would impact the effective tax rate due to uncertain tax positions embedded in other deferred tax attributes carrying a full valuation allowance. Since the uncertainty is expected to be resolved while a full valuation allowance is maintained, these uncertain tax positions should not impact the effective tax rate in current or future periods. During 2011, the Company decreased its gross unrecognized tax benefits to reflect the remeasurement of uncertain tax positions related to ongoing audits in Europe, the closing of statutes for certain tax positions taken in prior years, and foreign currency. These decreases were partially offset by new tax positions expected to be taken in future tax filings, primarily related to the allocation of costs among the Company's global operations.

The Company recognizes interest and penalties with respect to unrecognized tax benefits as a component of income tax expense. Accrued interest and penalties were $28 million and $22 million as of December 31, 2011 and 2010, respectively. Estimated interest and penalties related to the underpayment of income taxes represented a net tax benefit of $3 million during the three-month Successor period ended December 31, 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits (including amounts related to the discontinued operations) is as follows:

	Successor		Predecessor
	Year Ended December 31	Three Months Ended December 31	Nine Months Ended October 1
	2011	2010	2010
	(Dollars in Millions)
Beginning balance	$131	$126	$190
Tax positions related to current period
Additions	17	7	13
Tax positions related to prior periods
Additions	3	3	2
Reductions	(21)	(1)	(58)
Settlements with tax authorities	(1)	(1)	—
Lapses in statute of limitations	(1)	(2)	(18)
Effect of exchange rate changes	(5)	(1)	(3)
Ending balance	$123	$131	$126

The Company and its subsidiaries have operations in every major geographic region of the world and are subject to income taxes in the U.S. and numerous foreign jurisdictions. Accordingly, the Company files tax returns and is subject to examination by taxing authorities throughout the world, including such significant jurisdictions as Korea, India, Portugal, Spain, Czech Republic, Hungary, Mexico, China, Brazil, Germany, France and the United States. With certain exceptions, the Company is no longer subject to U.S. federal tax examinations for years before 2008 or state and local, or non-U.S. income tax examinations for years before 2002.

It is reasonably possible that the amount of the Company’s unrecognized tax benefits may change within the next twelve months as a result of settlement of ongoing audits, for changes in judgment as new information becomes available related to positions both already taken and those expected to be taken in tax returns, primarily related to transfer pricing-related initiatives, or from the closure of tax statutes. Given the number of years, jurisdictions and positions subject to examination, the Company is unable to estimate the full range of possible adjustments to the balance of unrecognized tax benefits. However, the Company believes it is reasonably possible it will reduce the amount of its existing unrecognized tax benefits impacting the effective tax rate by $1 million to $3 million million due to the lapse of statute of limitations.

Emergence from Chapter 11 Proceedings in 2010

Pursuant to the Plan, certain elements of the Company’s pre-petition indebtedness were extinguished. Absent an exception, the discharge of a debt obligation in a bankruptcy proceeding for an amount less than its adjusted issue price (as defined for tax purposes) creates cancellation of indebtedness income (“CODI”) that is excludable from taxable income for U.S. tax purposes. However, certain income tax attributes are reduced by the amount of CODI in prescribed order as follows: (a) net operating losses (“NOL”) for the year of discharge and NOL carryforwards; (b) most credit carryforwards, including the general business credit and the minimum tax credit; (c) net capital losses for the year of discharge and capital loss carryforwards; (d) the tax basis of the debtor’s assets.

Internal Revenue Code (“IRC”) Sections 382 and 383 provide an annual limitation with respect to the ability of a corporation to utilize its tax attributes, as well as certain built-in-losses, against future U.S. taxable income in the event of a change in ownership. Generally, under a special rule applicable to ownership changes occurring in connection with a Chapter 11 plan of reorganization, the annual limitation amount is equal to the value of the company as of the date of emergence multiplied by a long-term tax exempt federal rate. With the filing of the 2010 federal U.S. tax return, the Company reported excludable CODI that reduced its tax attributes by approximately $60 million and expects an annual limitation under IRC Sections 382 and 383 as a result of an ownership change of approximately $120 million. As a result, the Company’s future U.S. taxable income may not be fully offset by its pre-emergence net operating losses and other tax attributes if such income exceeds the annual limitation, and the Company may incur a tax liability with respect to such income. In addition, subsequent changes in ownership for purposes of IRC Sections 382 and 383 could further diminish the Company’s use of net operating losses and other tax attributes.